UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2005

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

     New Jersey                         0-30810              22-2138196
     (State or other jurisdiction       (Commission          IRS Employer
     of incorporation)                  File Number)         Identification No.)

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:


       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      Electronic Control Security, Inc. announced that it has appointed Mr. Richard Deyulio as Senior Project Manager to accommodate the company's continuing expansion of perimeter security installations under the Integrated Base Defense Security System program (IBDSS) for the Department of Defense. Mr. Deyulio has extensive law enforcement and military electronics, communications and security control systems managerial experience. He has real world anti-terrorism and security experience in venues ranging from the Olympics and Operation Desert Storm to coordinating communications with the White House. The Company believes that the extensive relationships Mr. Deyulio has developed during the course of his career demonstrate his ability to maximize deployment opportunities under the IBDSS umbrella.

      A copy of the press release is attached hereto as exhibit 99.1. The company also herewith files other press releases not heretofore filed on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number                   Exhibit Description
------                   -------------------

99.1 Press release dated October 12, 2005, titled "ECSI Accelerates Expansion of IBDSS Program with Appointment of Richard Deyulio as Senior Project Manager."

99.2 Press Release dated September 21, 2005, entitled "ECSI Receives Additional Task Order for Over $2.7 Million for TASS Procurement under IBDSS Contract from U.S.A.F."

99.3 Press Release dated September 13, 2005, entitled "ECSI Receives Additional Task Order For Over $800K for TASS Procurement Under IBDSS Contract From U.S.A.F."

99.4 Press Release dated August 22, 2005, entitled "ECSI Receives Over $400,000 in Purchase Order Upgrade for Nuclear Power Station Security."

99.5 Press Release dated August 17, 2005, entitled "ECSI Announces Appointment of New VP & General Manager for Middle East/Africa Operations."

99.6 Press Release dated August 11, 2005, entitled "Electronic Control Security Inc. Announces Dividend on Series A Convertible Preferred Stock for the Two Years Ended March 14, 2005."

99.7 Press release dated August 2, 2005, entitled "ECSI Receives Task Order for Over $500K for Tass Procurement Under IBDSS Contract From U.S.A.F."

99.8 Press release dated July 8, 2005, entitled "ECSI Technologies Selected for National Capital Security Program."

99.9 Press release dated June 15, 2005, entitled "ECSI Receives Approval and Purchase Commitment From Israel Mod for its Core Technologies to Protect High Threat Facilities."

99.10 Press release dated June 10, 2005, entitled "ECSI Announces Appointment of VP Advanced Systems."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRONIC CONTROL SECURITY INC.

Date: October 12, 2005                  By: /s/ Arthur Barchenko
                                           -------------------------------------
                                                Arthur Barchenko, President